SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 28, 2003

Date of Report (date of earliest event reported)

ALTIRIS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-49793	87-0616516

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

588 West 400 South

Lindon, Utah 84042

(Address of principal executive offices)

(801) 805-2400

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)    Exhibits.

99.1	Press Release dated July 28, 2003, announcing second quarter 2003 results.

Item 12.    Results of Operations and Financial Condition

(a)    On July 28, 2003, Altiris, Inc. (the “Registrant”) issued a press release announcing its second quarter 2003 results. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. The full text of this press release is set forth as Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that instruction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIRIS, INC.

By:	/s/ GREGORY S. BUTTERFIELD
Gregory S. Butterfield President and Chief Financial Officer

Dated: July 28, 2003

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated July 28, 2003, announcing second quarter 2003 results.